UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) November 6, 2009

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-161911	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631 61-1435798	333-161911-01	ENTERGY TEXAS RESTORATION FUNDING, LLC (a Delaware limited liability company) Capital Center 919 Congress Avenue, Suite 840-C Austin, Texas 78701 (512) 487-3982 27-0727900

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1, 8.1 and 99.5).
23.2	Consent of Clark, Thomas & Winters, a Professional Corporation (included in its opinion filed as Exhibit 99.6).
99.5	Opinion of Sidley Austin llp with respect to federal constitutional matters.
99.6	Opinion of Clark, Thomas & Winters, a Professional Corporation, with respect to Texas constitutional matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY TEXAS, INC.

By:/s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Date: November 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY TEXAS RESTORATION FUNDING, LLC

By: /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Date: November 6, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP with respect to legality
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1, 8.1 and 99.5).
23.2	Consent of Clark, Thomas & Winters, a Professional Corporation (included in its opinion filed as Exhibit 99.6).
99.5	Opinion of Sidley Austin llp with respect to federal constitutional matters.
99.6	Opinion of Clark, Thomas & Winters, a Professional Corporation, with respect to Texas constitutional matters.